UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019

ENZON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36435 (Commission File Number)	22-2372868 (IRS Employer Identification No.)

20 Commerce Drive (Suite 135), Cranford, New Jersey (Address of principal executive offices)		07016 (Zip Code)

(732) 980-4500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) was held on August 22, 2019. At the 2019 annual meeting of stockholders, the Company’s stockholders voted on the following matters as described in the Company’s proxy materials: (1) the election of three directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, (2) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers. A total of 40,820,119 shares of common stock were present or represented by proxy at the 2019 annual meeting of stockholders, representing approximately 92% of the total shares of common stock entitled to vote at the 2019 annual meeting of stockholders.

1.              Election of Directors — The Company’s stockholders elected each of the following individuals as a director for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified, as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jonathan Christodoro	15,865,036	241,535	20,493	24,693,055
Odysseas Kostas, M.D.	15,916,479	192,025	18,560	24,693,055
Jennifer McNealey	13,458,820	2,640,742	27,502	24,693,055

2.              Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 — This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions
40,447,702	292,633	79,784

3.              Approval, on an advisory basis, of the compensation of the Company’s named executive officers — This proposal was approved as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,810,394	3,225,850	90,820	24,693,055

Item 8.01.                                        Other Events.

Special Cash Dividend

On August 22, 2019, the Company’s Board of Directors (the “Board”) declared a special cash dividend of $0.12 per share of the Company’s common stock, payable on October 15, 2019 to stockholders of record at the close of business on October 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: August 22, 2019
	By:	/s/ Andrew Rackear
Name: Andrew Rackear
Title: Chief Executive Officer and Secretary